UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2012

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  As previously disclosed in the Form 8-K filed by Ignite Restaurant Group, Inc. (the “Company”) on July 18, 2012, the Company is completing an accounting review and restatement of its previously issued financial statements which will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended June 18, 2012 (the “Form 10-Q”). The Company filed a Form 12b-25 Notification of Late Filing on August 3, 2012 confirming that it has delayed the filing of the Form 10-Q with the SEC. Accordingly, on August 3, 2012, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a letter from The NASDAQ OMX Group (“NASDAQ”) indicating that the Company is not in compliance with the filing requirements for continued listing under NASDAQ Listing Rule 5250(c). The NASDAQ letter notes that the Company is required to submit a plan to regain compliance with NASDAQ’s filing requirements for continued listing within 60 calendar days of the date of the NASDAQ notification letter. Upon acceptance of the Company’s compliance plan, NASDAQ is permitted to grant an extension of up to 180 days from the Form 10-Q’s filing date for the Company to regain compliance with NASDAQ’s filing requirements for continued listing. The NASDAQ notice has no immediate effect on the listing or trading of the Company’s common stock on The NASDAQ Global Select Market.

The Company continues to work diligently to complete the accounting review and if necessary will submit a plan to regain compliance with NASDAQ’s filing requirements within the 60 day deadline. The Company expects to file the Form 10-Q upon completion of its accounting review and the restatement of its previously issued financial statements. However, the Company cannot currently estimate the exact filing date of the Form 10-Q.

A press release, dated August 3, 2012, disclosing the Company’s receipt of the NASDAQ notification letter is attached as Exhibit 99.1 and is furnished herewith.

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Registration Statement on Form S-1/A, filed on May 8, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(d)          Exhibits

99.1                           Press Release dated August 3, 2012

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2012

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Jeffrey L. Rager
Jeffrey L. Rager
Senior Vice President and Chief Financial Officer

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